Exhibit 25.1

                                    FORM T-1

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                               __________________

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2) _______

                               __________________

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

                New York                                 13-5160382
         (State of incorporation                      (I.R.S. employer
         if not a national bank)                     identification no.)

     One Wall Street, New York, N.Y.                        10286
(Address of principal executive offices)                 (Zip Code)

                               __________________

                               Vail Resorts, Inc.
            (Exact name of each obligor as specified in its charter)

           Delaware                                      51-0291762
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                       Identification No.)

                               __________________

                          Beaver Creek Associates, Inc.
            Exact name of each obligor as specified in its charter)

           Colorado                                    84-0677537
(State or other jurisdiction of                     (I.R.S. Employer
incorporation or organization)                     Identification No.)

                               __________________

                         Beaver Creek Consultants, Inc.
            Exact name of each obligor as specified in its charter)

           Colorado                                      84-0760348
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                       Identification No.)

                               __________________

                        Beaver Creek Food Services, Inc.
            Exact name of each obligor as specified in its charter)

           Colorado                                      84-0815288
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                       Identification No.)

                               __________________

                      Breckenridge Resort Properties, Inc.
            (Exact name of each obligor as specified in its charter)

           Colorado                                         N/A
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                      Identification No.)

                               __________________

                        Complete Telecommunications, Inc.
            (Exact name of each obligor as specified in its charter)

           Colorado                                      84-1533678
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                       Identification No.)

                               __________________


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                                      -3-


                           Gillett Broadcasting, Inc.
            (Exact name of each obligor as specified in its charter)

           Delaware                                     37-0920781
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                      Identification No.)

                               __________________

                            Grand Teton Lodge Company
            (Exact name of each obligor as specified in its charter)

            Wyoming                                    83-0161154
(State or other jurisdiction of                     (I.R.S. Employer
incorporation or organization)                     Identification No.)

                               __________________

                      Heavenly Valley, Limited Partnership
            (Exact name of each obligor as specified in its charter)

            Nevada                                    84-0266125
(State or other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                    Identification No.)

                               __________________

                     Jackson Hole Golf and Tennis Club, Inc.
            (Exact name of each obligor as specified in its charter)

            Wyoming                                       N/A
(State or other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                    Identification No.)

                               __________________

                                    JHL&S LLC
            (Exact name of each obligor as specified in its charter)

            Wyoming                                83-0332983
(State or other jurisdiction of                 (I.R.S. Employer
incorporation or organization)                 Identification No.)

                               __________________

                       Keystone Conference Services, Inc.
            (Exact name of each obligor as specified in its charter)

           Colorado                                   84-1075280
(State or other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                    Identification No.)

                               __________________

                        Keystone Development Sales, Inc.
            (Exact name of each obligor as specified in its charter)

           Colorado                                    43-1463384
(State or other jurisdiction of                     (I.R.S. Employer
incorporation or organization)                     Identification No.)

                               __________________

                       Keystone Food and Beverage Company
            (Exact name of each obligor as specified in its charter)

           Colorado                                 84-0678950
(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization)                  Identification No.)

                               __________________

                   Keystone Resort Property Management Company
            (Exact name of each obligor as specified in its charter)

           Colorado                                  84-0705922
(State or other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                   Identification No.)

                               __________________

                             Lodge Properties, Inc.
            (Exact name of each obligor as specified in its charter)

           Colorado                                   84-0607010
(State or other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                    Identification No.)

                               __________________

                               Lodge Realty, Inc.
            (Exact name of each obligor as specified in its charter)

           Colorado                                 13-3051423
(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization)                  Identification No.)

                               __________________


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                                      -5-


                   Property Management Acquisition Corp., Inc.
            (Exact name of each obligor as specified in its charter)

           Tennessee                                      62-1634422
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                        Identification No.)

                               __________________

                          Rockresorts Casa Madrona, LLC
            (Exact name of each obligor as specified in its charter)

           Delaware                                   84-1606603
(State or other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                    Identification No.)

                               __________________

                             Rockresorts Cheeca, LLC
            (Exact name of each obligor as specified in its charter)

           Delaware                                 84-1606605
(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization)                  Identification No.)

                               __________________

                            Rockresorts Equinox, Inc.
            (Exact name of each obligor as specified in its charter)

            Vermont                                   06-1634157
(State or other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                    Identification No.)

                               __________________

                         Rockresorts International, LLC
            (Exact name of each obligor as specified in its charter)

           Delaware                                 84-1606606
(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization)                  Identification No.)

                               __________________

                            Rockresorts LaPosada, LLC
            (Exact name of each obligor as specified in its charter)

           Delaware                                  84-1606604
(State or other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                   Identification No.)

                               __________________

                                Rockresorts, LLC
            (Exact name of each obligor as specified in its charter)

           Delaware                                  75-2829919
(State or other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                   Identification No.)

                               __________________

                            Rockresorts Rosario, LLC
            (Exact name of each obligor as specified in its charter)

           Delaware                                  84-1606602
(State or other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                   Identification No.)

                               __________________

                            Rockresorts Wyoming, LLC
            (Exact name of each obligor as specified in its charter)

            Wyoming                               86-1076452
(State or other jurisdiction of                (I.R.S. Employer
incorporation or organization)                Identification No.)

                               __________________

                        Teton Hospitality Services, Inc.
            (Exact name of each obligor as specified in its charter)

            Wyoming                              83-0332998
(State or other jurisdiction of               (I.R.S. Employer
incorporation or organization)               Identification No.)

                               __________________

                              The Vail Corporation
            (Exact name of each obligor as specified in its charter)

           Colorado                               84-0601461
(State or other jurisdiction of                (I.R.S. Employer
incorporation or organization)                Identification No.)

                               __________________

               The Village at Breckenridge Acquisition Corp., Inc.
            (Exact name of each obligor as specified in its charter)

           Tennessee                                  62-1633660
(State or other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                    Identification No.)

                               __________________

                         Vail Associates Holdings, Ltd.
            (Exact name of each obligor as specified in its charter)

           Colorado                               84-1214955
(State or other jurisdiction of                (I.R.S. Employer
incorporation or organization)                Identification No.)

                               __________________

                        Vail Associates Real Estate, Inc.
            (Exact name of each obligor as specified in its charter)

           Colorado                                84-1013094
(State or other jurisdiction of                 (I.R.S. Employer
incorporation or organization)                 Identification No.)

                               __________________

                            Vail Food Services, Inc.
            (Exact name of each obligor as specified in its charter)

           Colorado                                84-0596378
(State or other jurisdiction of                 (I.R.S. Employer
incorporation or organization)                 Identification No.)

                               __________________

                               Vail Holdings, Inc.
            (Exact name of each obligor as specified in its charter)

           Colorado                                 84-0568230
(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization)                  Identification No.)

                               __________________

                        Vail Resorts Development Company
            (Exact name of each obligor as specified in its charter)

           Colorado                                  84-1242948
(State or other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                   Identification No.)

                               __________________

                            Vail Summit Resorts, Inc.
            (Exact name of each obligor as specified in its charter)

           Colorado                                 43-1273996
(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization)                  Identification No.)

                               __________________

                              Vail Trademarks, Inc.
            (Exact name of each obligor as specified in its charter)

           Colorado                                84-1253320
(State or other jurisdiction of                 (I.R.S. Employer
incorporation or organization)                 Identification No.)

                               __________________


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                                      -9-


                              Vail/Arrowhead, Inc.
            (Exact name of each obligor as specified in its charter)

           Colorado                                 84-1253319
(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization)                  Identification No.)

                               __________________

                    Vail/Beaver Creek Resort Properties, Inc.
            (Exact name of each obligor as specified in its charter)

           Colorado                                52-1479879
(State or other jurisdiction of                 (I.R.S. Employer
incorporation or organization)                 Identification No.)

                               __________________

                                   VAMHC, Inc.
            (Exact name of each obligor as specified in its charter)

           Colorado                                      N/A
(State or other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                   Identification No.)

                               __________________

                                  Vail RR, Inc.
            (Exact name of each obligor as specified in its charter)

           Colorado                                  84-1606210
(State or other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                   Identification No.)

                               __________________

                            VA Rancho Mirage I, Inc.
            (Exact name of each obligor as specified in its charter)

           Colorado                                  84-1606209
(State or other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                   Identification No.)

                               __________________

                            VA Rancho Mirage II, Inc.
            (Exact name of each obligor as specified in its charter)

           Colorado                               84-1606208
(State or other jurisdiction of                (I.R.S. Employer
incorporation or organization)                Identification No.)

                               __________________

                          VA Rancho Mirage Resort, L.P.
            (Exact name of each obligor as specified in its charter)

           Delaware                                 78-2578150
(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization)                  Identification No.)

                               __________________

                               VR Heavenly I, Inc.
            (Exact name of each obligor as specified in its charter)

           Colorado                               33-1039478
(State or other jurisdiction of                (I.R.S. Employer
incorporation or organization)                Identification No.)

                               __________________

                              VR Heavenly II, Inc.
            (Exact name of each obligor as specified in its charter)

           Colorado                                  33-1039481
(State or other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                   Identification No.)

      137 Benchmark Road                                8160
        Avon, Colorado                               (Zip Code)
        (970) 845-2500

     (Address and telephone number of obligor's principal executive offices)


                               __________________

                    6 3/4% Senior Subordinated Notes due 2014
                       (Title of the indenture securities)



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





1. General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

----------------------------------------- --------------------------------------
Name                                      Address
----------------------------------------- --------------------------------------

Superintendent of Banks of the            2 Rector Street,
State of New York                         New York, N.Y. 10006, and
                                          Albany, N.Y. 12203

Federal Reserve Bank of New York          33 Liberty Plaza,
                                          New York, N.Y.  10045

Federal Deposit Insurance Corporation     Washington, D.C.  20429
New York Clearing House Association       New York, New York 10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None

16. List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 and rule 24 of the Commission's Rules of Practice.

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1, filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-Laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019).

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 19th day of March, 2004.


                                   THE BANK OF NEW YORK

                                   By:    /s/Cynthia Chaney
                                          ------------------------------
                                          Cynthia Chaney
                                          Authorized Signer
                                          Attorney-in-Fact




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                                                                       EXHIBIT 7

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                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                              Dollar Amounts
ASSETS In Thousands Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..                                           $3,752,987
   Interest-bearing balances...........................                                            7,153,561
Securities:
   Held-to-maturity securities.........................                                              260,388
   Available-for-sale securities.......................                                           21,587,862
Federal funds sold and securities purchased under
   agreements to resell................................
   Federal funds sold in domestic offices..............                                              165,000
   Securities purchased under agreements to
   resell.............................................                                             2,804,315
Loans and lease financing receivables:
   Loans and leases held for sale.....................                                               557,358
   Loans and leases, net of unearned
     income...........................................                                            36,255,119
   LESS: Allowance for loan and
     lease losses.....................................                                               664,233
   Loans and leases, net of unearned
     income and allowance..............................                                           35,590,886
Trading Assets.........................................                                            4,892,480
Premises and fixed assets (including capitalized
   leases).............................................                                              926,789
Other real estate owned................................                                                  409
Investments in unconsolidated subsidiaries and
   associated companies................................                                              277,788
Customers' liability to this bank on acceptances
   outstanding.........................................                                              144,025

                                       -2-


Intangible assets......................................
   Goodwill............................................                                            2,635,322
   Other intangible assets.............................                                              781,009
Other assets...........................................                                            7,727,722
                                                                                                 -----------
Total assets...........................................                                          $89,257,901
                                                                                                 ===========
LIABILITIES
Deposits:
   In domestic offices.................................                                          $33,763,250
   Noninterest-bearing.................................                                           14,511,050
   Interest-bearing....................................                                           19,252,200
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................                                           22,980,400
   Noninterest-bearing.................................                                              341,376
   Interest-bearing....................................                                           22,639,024
Federal funds purchased and securities sold under
     agreements to repurchase..........................
   Federal funds purchased in domestic
     offices...........................................                                              545,681
   Securities sold under agreements to
     repurchase........................................                                              695,658
Trading liabilities....................................                                            2,338,897
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases).......                                                               11,078,363
Bank's liability on acceptances executed and
   outstanding.........................................                                              145,615
Subordinated notes and debentures......................                                            2,408,665
Other liabilities......................................                                            6,441,088
                                                                                                 -----------
Total liabilities......................................                                          $80,397,617
                                                                                                 ===========
Minority interest in consolidated
   subsidiaries........................................                                              640,126

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus.............................................                                                    0
Common stock...........................................                                            1,135,284
Surplus................................................                                            2,077,255
Retained earnings......................................                                            4,955,319
Accumulated other comprehensive income.................                                               52,300
Other equity capital components........................                                                    0
Total equity capital...................................                                            8,220,158
                                                                                                 -----------
Total liabilities minority interest and equity capital.                                          $89,257,901
                                                                                                 ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                          Thomas J. Mastro,
                                      Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


Thomas A. Renyi
Gerald L. Hassell
Alan R. Griffith                      Directors


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